LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 4, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED JUNE 30, 2014, OF

WESTERN ASSET EMERGING MARKETS DEBT FUND

The section titled “Management – Investment professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Chia-Liang Lian (Head of Emerging Markets Debt ) and Gordon S. Brown (Portfolio Manager). Mr. Brown has been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since 2013. Mr. Lian has been a part of the portfolio management team since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

The section titled “More on fund management – Investment professionals” in the fund’s Prospectus is deleted and replaced with the following:

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Chia-Liang Lian (Head of Emerging Markets Debt )and Gordon S. Brown (Portfolio Manager). Mr. Brown has been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since 2013. Mr. Lian has been a part of the portfolio management team since 2014.

Mr. Leech has been employed by Western Asset as an investment professional for at least the past five years. Mr. Brown has been employed by Western Asset as an investment professional since 2011. Prior to joining Western Asset, Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011. Mr. Lian has been employed by Western Asset as an investment professional since 2011. Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Please retain this supplement for future reference.

WASX117901